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                              UNITED RENTALS, INC.

    THOSE CORPORATIONS WHICH ARE INDENTED REPRESENT SUBSIDIARIES OF THE CORPORATION UNDER WHICH THEY ARE INDENTED.

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
                                                                     State of
                        Name of Subsidiary                         Incorporation
                        ------------------                         -------------
United Rentals Trust I............................................ Delaware
United Rentals (North America), Inc............................... Delaware
  Advance Barricades and Signing, Inc............................. Florida
  Coast Line Marking, Inc......................................... Florida
  Flasher Co. of Kansas, Inc...................................... Kansas
  Flasher Company of Oklahoma, Inc................................ Oklahoma
  Jadco Signing, Inc.............................................. Florida
  Lectric Lights Company.......................................... Texas
  Liddell Bros., Inc.............................................. Massachusetts
  Liddell Management Co., Inc..................................... Massachusetts
  Precision Pavement Marking, Inc................................. Minnesota
  State Barricading, Inc.......................................... Ohio
  State Sign, Inc................................................. Ohio
  Traffic Safety Services, Inc.................................... North Dakota
  Two Way Traffic, Inc............................................ Pennsylvania
  United Rentals Gulf, Inc........................................ Delaware
    United Equipment Rentals Gulf, L.P............................ Texas
  United Rentals Northwest, Inc................................... Oregon
    Provisto, S. de R.L. de C.V................................... Mexico
    U.S. Rentals, S. de R.L. de C.V............................... Mexico
  United Rentals Southeast, Inc................................... Delaware
    United Rentals Southeast, L.P................................. Georgia
  United Rentals of Canada, Inc................................... Ontario
  Warning Lites of Minnesota, Inc................................. Minnesota
  Warning Safety Lights, Inc...................................... Florida
  Warning Safety Lights of Georgia, Inc........................... Florida
  WLI Industries, Inc............................................. Illinois
    Warning Lites of Indiana, Inc................................. Indiana
    Warning Lites of Iowa, Inc.................................... Iowa
    Safe-T-Flare Services, Inc.................................... Missouri
  Work Zone Safety, Inc........................................... Colorado
  Woudenberg Enterprises, Inc..................................... Arizona
  Wynne Systems, Inc.............................................. California
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